                                                                   EXHIBIT 10.23

                            SUBSCRIPTION AGREEMENT

To the Board of Directors of IXL HOLDINGS, INC.:

          The undersigned ("Purchaser") intends to purchase one share [1] (the "Shares") of the $.01 par value Class B Common Stock of IXL Holdings, Inc. (the "Company") at a price of $100.00 per share. Purchaser represents and warrants Purchaser is acquiring the Shares for Purchaser's own account, to hold for investment, with no present intention of dividing Purchaser's participation with others or reselling or otherwise participating, directly or indirectly, in a distribution of the Shares. Purchaser shall not make any sale, transfer or other disposition of the Shares in violation of the Georgia Securities Act of 1973, as amended (the "Georgia Act"), any other state securities act or the Rules and Regulations promulgated thereunder or in violation of the Securities Act of 1933, as amended (the "1933 Act") or the General Rules and Regulations promulgated thereunder by the Securities and Exchange Commission (the "SEC").

          This subscription shall expire three (3) months from the date hereof unless accepted by the Company prior to that time.

          Purchaser understands and agrees Purchaser shall not be entitled to certificates for nor be entitled to vote the Shares hereby subscribed until the Shares are fully paid.

          Purchaser has been advised the Shares are not being registered under the Georgia Act on the ground this transaction is exempt from registration under Subsection (13) of code Section 10-5-9 of the Georgia Act, are not being registered under any other state act where an exemption from registration is available, and are not being registered under the 1933 Act on the ground this transaction is exempt from registration under Section 4(2) of the 1933 Act as not involving any public offering, and reliance by the Company on such exemptions is predicated in part on Purchaser's representations set forth in this letter.

          Purchaser agrees the Company may refuse to permit Purchaser to sell, transfer or dispose of the Shares unless there is in effect a registration statement under the Georgia Act, and any other applicable state act covering such transfer or Purchaser furnishes an opinion of counsel, satisfactory to counsel for the Company, to the effect such registration is not required. Purchaser further agrees the Company may refuse to permit me to sell, transfer or dispose of the Shares unless there is in effect a registration statement under the 1933 Act covering such transfer or Purchaser furnishes an opinion of counsel, satisfactory to counsel for the Company, to the effect such registration is not required, or a "no-action" letter from the Staff of the SEC stating the SEC's Staff will not recommend any action be taken by the SEC if the proposed transfer or disposition is effected without registration under the 1933 Act.

          Purchaser also understands and agrees stop transfer instructions will be given to the Company's transfer agent (or noted on the appropriate records of the Company) and there will be placed on the certificates for the Shares, or any substitutions therefor, a legend stating in substance:

               "The shares evidenced by this certificate have been acquired for investment and have not been registered under the Georgia Securities Act of 1973 (the "Georgia Act") in reliance on the exemption contained in Subsection (13) of Code Section 10-5-9 of the Georgia Act, or under the securities act of any other state where an exemption from registration is available, or under the Securities Act of 1933 (the "1933 Act") in reliance on the exemption contained in Section 4(2) of the 1933 Act. These shares may not be sold or transferred except in transactions (a) registered under the 1933 Act or exempt from registration thereunder, (b) registered under or otherwise in compliance with the Georgia Act and any other applicable state act.

          Purchaser represents and warrants to the Company:

          1. Purchaser has carefully read this letter and has discussed its requirements and other applicable limitations upon Purchaser's resale of the Shares with Purchaser's counsel (or has been given the opportunity to do so) and, to the extent Purchaser feels necessary, counsel for the Company.

          2. Purchaser has been informed by the Company the Shares have not been registered under the Georgia Act, any other applicable state act or the 1933 Act and (a) under the Georgia Act, the Shares must be held for at least one year unless they are sold or transferred in a transaction which is exempt under the Georgia Act or pursuant to an effective registration statement under the Georgia Act and (b) under the 1933 Act, the Shares must be held indefinitely
            ---
unless they are subsequently registered under the 1933 Act or unless an exemption from such registration is available with respect to any proposed transfer or disposition by Purchaser of the Shares.

          3. Purchaser understands the Company is not required to file periodic reports with the SEC and does not comply with the "Current Public Information" requirements of Rule 144 promulgated by the SEC under the 1933 Act and any sale by Purchaser of the

Shares may not be made in reliance on Rule 144 until the Company does comply with said requirements, which is not contemplated. Purchaser understands, consequently, Purchaser may not make any sale of the Shares without registration under the 1933 Act except upon compliance with Regulation A or some other exemption from such registration.

          4. Purchaser understands the Company is under no obligation to register the Shares or take any other action necessary to make compliance with an exemption from registration available.

          5. Purchaser has met personally with an officer or other representative of the Company and has had an opportunity to ask additional information for verification purposes.

          6. Purchaser acknowledges prior to the purchase of the Purchaser Shares received adequate information concerning the true financial condition of the Company, its business operations and the use of the proceeds from the sale of the shares. Purchaser acknowledges the Shares were not offered for sale by means of publicly disseminated advertisements or sales literature.

          7. Purchaser understands the business of the Company is subject to high risk and no representations can be or have been made with respect to the future success of the business.

                                        Very truly yours,


                                        /s/ U. Bertram Ellis Jr.
                                        ----------------------------------------
                                        U. Bertram Ellis Jr.

Accepted this 12 day
of April, 1996.


IXL HOLDINGS, INC.


By: /s/ James V. Sandry
   ------------------------------------
   James V. Sandry, Vice President

                                       3